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                                                                   EXHIBIT 10.43

                          WESTERN WIRELESS CORPORATION

                      2005 LONG-TERM EQUITY INCENTIVE PLAN

                (ADOPTED BY BOARD OF DIRECTORS DECEMBER 30, 2004;
                       APPROVED BY SHAREHOLDERS [    ], 2005;
                           EXPIRES DECEMBER 30, 2014)

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                                TABLE OF CONTENTS

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                                                                                                                  PAGE
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
1.   Purpose of the Plan......................................................................................       1

2.   Definitions..............................................................................................       1
     (a)      Award...........................................................................................       1
     (b)      Award Agreement.................................................................................       1
     (c)      Beneficial Ownership............................................................................       1
     (d)      Board...........................................................................................       1
     (e)      Code............................................................................................       1
     (f)      Committee.......................................................................................       1
     (g)      Common Stock....................................................................................       1
     (h)      Company.........................................................................................       2
     (i)      Company Holdings................................................................................       2
     (j)      Consultant......................................................................................       2
     (k)      Continuous Status as a Participant..............................................................       2
     (l)      Director........................................................................................       2
     (m)      Disability......................................................................................       2
     (n)      Employee........................................................................................       2
     (o)      Exchange Act....................................................................................       3
     (p)      Executive Officers..............................................................................       3
     (q)      Fair Market Value...............................................................................       3
     (r)      FAS 123.........................................................................................       3
     (s)      FLSA............................................................................................       3
     (t)      Former Plan.....................................................................................       4
     (u)      Incentive Stock Option..........................................................................       4
     (v)      Independent Director............................................................................       4
     (w)      Maximum Annual Participant Award................................................................       4
     (x)      Nasdaq..........................................................................................       4
     (y)      New Awards......................................................................................       4
     (z)      Non-Employee Director...........................................................................       4
     (aa)     Nonqualified Stock Option.......................................................................       4
     (bb)     Option..........................................................................................       4
     (cc)     Option Price....................................................................................       4
     (dd)     Parent..........................................................................................       4
     (ee)     Participant.....................................................................................       4
     (ff)     Performance Criteria............................................................................       4
     (gg)     Plan............................................................................................       5
     (hh)     Reorganization..................................................................................       5
     (ii)     Reprice.........................................................................................       5
     (jj)     Restricted Stock................................................................................       5
     (kk)     Restricted Stock Units..........................................................................       5
     (ll)     SAR.............................................................................................       5
     (mm)     SEC.............................................................................................       5

                                        i
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
     (nn)     Share...........................................................................................       5
     (oo)     Stand-Alone SARs................................................................................       5
     (pp)     Subcommittee....................................................................................       5
     (qq)     Subsidiary......................................................................................       5
     (rr)     Tandem SARs.....................................................................................       5

3.   Shares Subject to the Plan...............................................................................       6
     (a)      Reservation of Shares...........................................................................       6
     (b)      Substitutions and Assumptions...................................................................       6
     (c)      Securities Law Compliance.......................................................................       6

4.   Adjustments to Shares Subject to the Plan................................................................       6
     (a)      Changes in Capitalization.......................................................................       7
     (b)      Issuance of Securities..........................................................................       7
     (c)      Corporate Structure.............................................................................       7

5.   Plan Administration......................................................................................       8
     (a)      Authority.......................................................................................       8
     (b)      Powers of the Committee.........................................................................       8
     (c)      Effect of Committee's Decision..................................................................       9
     (d)      Delegation and Administration...................................................................       9

6.   General Eligibility......................................................................................       9
     (a)      Awards..........................................................................................       9
     (b)      Maximum Annual Participant Award................................................................      10
     (c)      No Employment/Service Rights....................................................................      10

7.   Grant, Terms and Conditions of Options...................................................................      10
     (a)      Designation.....................................................................................      10
     (b)      Option Price....................................................................................      10
     (c)      Term of Options.................................................................................      10
     (d)      Vesting.........................................................................................      11
     (e)      Substitution of SARs for Options................................................................      11
     (f)      Exercise........................................................................................      11

8.   Grant, Terms and Conditions of Stock Awards..............................................................      11
     (a)      Designation.....................................................................................      11
     (b)      Restrictions....................................................................................      11
     (c)      Performance Criteria............................................................................      12
     (d)      Vesting.........................................................................................      12

9.   Grant, Terms and Conditions of SARs......................................................................      12
     (a)      Grants..........................................................................................      12
     (b)      Tandem SARs.....................................................................................      12
     (c)      Stand-Alone SARs................................................................................      13

10.  Procedure for Exercise; Rights as a Shareholder..........................................................      13
     (a)      Procedure.......................................................................................      13
     (b)      Method of Payment...............................................................................      14

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
     (c)      Withholding Obligations.........................................................................      14
     (d)      Shareholder Rights..............................................................................      14
     (e)      Non-Transferability of Awards...................................................................      14

11.  Expiration of Awards.....................................................................................      15
     (a)      Expiration, Termination or Forfeiture of Awards.................................................      15
     (b)      Extension of Term...............................................................................      15

12.  Term, Amendment and Termination of the Plan..............................................................      15
     (a)      Term of Plan....................................................................................      15
     (b)      Amendment and Termination.......................................................................      15
     (c)      Participants in Foreign Countries...............................................................      16
     (d)      Effect of Amendment or Termination..............................................................      16

13.  Shareholder Approval.....................................................................................      16

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                          WESTERN WIRELESS CORPORATION

                      2005 LONG-TERM EQUITY INCENTIVE PLAN

      1. PURPOSE OF THE PLAN. The purposes of this Plan are to further the growth, development and financial success of the Company by attracting and retaining the most talented Employees, Consultants and Directors available, and by aligning the long-term interests of Employees, Consultants and Directors with those of the shareholders by providing an opportunity to acquire an ownership interest in the Company and by providing both performance rewards and long term incentives for future contributions to the success of the Company.

         The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, or SARs, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in the Plan, such as continued employment or satisfaction of performance criteria.

         This Plan will serve as a framework for the Committee to establish sub-plans or procedures governing the grants to Employees, Directors and Consultants, including such persons working for the Company outside of the United States.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "AWARD" shall mean any award or benefits granted under the Plan, including Options, Restricted Stock, Restricted Stock Units, and SARs.

         (b) "AWARD AGREEMENT" shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award. Such agreements may contain other terms and conditions, including without limitation a nondisclosure agreement and noncompetition agreement, which the Committee deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements or other agreements entered into under the Plan need not be identical.

         (c) "BENEFICIAL OWNERSHIP" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

         (d) "BOARD" shall mean the Board of Directors of the Company.

         (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "COMMITTEE" shall mean the Compensation Committee appointed by the Board, which at all times shall consist solely of Independent Directors.

         (g) "COMMON STOCK" shall mean the Class A Common Stock of the Company, no par value per share.

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            (h) "COMPANY" shall mean Western Wireless Corporation, a Washington corporation and any successor thereto.

            (i) "COMPANY HOLDINGS" shall have the meaning set forth in Section 4(c) of the Plan.

            (j) "CONSULTANT" shall mean any person, except an Employee, engaged by the Company or any Subsidiary of the Company, to render personal services to such entity, including as an advisor.

            (k) "CONTINUOUS STATUS AS A PARTICIPANT" shall mean (i) for Employees, the absence of any interruption or termination of service as an Employee, (ii) for Directors, the absence of any interruption or termination of service as a Director, and (iii) for Consultants, the absence of any interruption, expiration, or termination of such person's consulting or advisory relationship with the Company or the occurrence of any termination event as set forth in such person's Award Agreement. Continuous Status as a Participant shall not be considered interrupted (A) for an Employee in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence in each case so long as such leave has been properly approved and taken in accordance with the policies of the Company or any applicable Subsidiary as may be in effect from time to time, and (B) for a Consultant, in the case of any temporary interruption in such person's availability to provide services to the Company which has been authorized in writing by a vice president of the Company prior to its commencement. In the event a Subsidiary ceases to be a Subsidiary, such event will constitute termination of Continuous Status as a Participant with respect to Participants providing services as an Employee, Consultant or Director of such Subsidiary.

            (l) "DIRECTOR" shall mean a member of the Board.

            (m) "DISABILITY" shall mean (i) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of "Disability," the term "Disability" as used in this Plan shall have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect; and (ii) in all other cases, the term "Disability" as used in this Plan shall mean a "permanent and total disability" as the term is defined for purposes of Section 22(e)(3) of the Code.

            (n) "EMPLOYEE" shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary of the Company. A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company, or any Subsidiary of the Company. Persons providing services to the Company, or to any Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by

                                       2
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temporary or leasing agencies, and workers who hold themselves out to the
Company, or a Subsidiary to which they are providing services, as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Employees for purposes of this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity, as common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

            (o) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            (p) "EXECUTIVE OFFICERS" shall mean the officers of the Company as such term is defined in Rule 16a-1 under the Exchange Act.

            (q) "FAIR MARKET VALUE" shall mean, as of any date, the value of the Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market System, the Fair Market Value of a Share of Common Stock shall be the average of the opening and closing sales prices for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable;

                (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable; and

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee as required.

            (r) "FAS 123" shall mean Statement of Financial Accounting Standard 123, "Accounting for Stock-based Compensation," as promulgated by the Financial Accounting Standards Board.

            (s) "FLSA" shall mean the Fair Labor Standards Act of 1938, as amended.

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            (t) "FORMER PLAN" shall mean the Western Wireless Corporation
Amended and Restated 1994 Management Incentive Stock Option Plan.

            (u) "INCENTIVE STOCK OPTION" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (v) "INDEPENDENT DIRECTOR" shall mean a Director who: (1) meets the independence requirements of Nasdaq, or if Nasdaq shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system as the Company elects to list or quote its shares of Common Stock and that the Committee designates as the Company's principal exchange or quotation system; (2) qualifies as an "outside director" under Section 162(m) of the Code; (3) qualifies as a "non-employee director" under Rule 16b-3 promulgated under the Exchange Act; and
(4) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of Shares to Employees.

            (w) "MAXIMUM ANNUAL PARTICIPANT AWARD" shall have the meaning set forth in Section 5(b) of the Plan.

            (x) "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

            (y) "NEW AWARDS" shall have the meaning set forth in Section 4(c) of the Plan.

            (z) "NON-EMPLOYEE DIRECTOR" shall mean a Director who is not an Employee.

            (aa) "NONQUALIFIED STOCK OPTION" shall mean an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

            (bb) "OPTION" shall mean a stock option granted pursuant to Section 7 of the Plan.

            (cc) "OPTION PRICE" shall mean the per share purchase price of a Share purchased pursuant to an Option, as specified by the Committee in the applicable Award Agreement.

            (dd) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (ee) "PARTICIPANT" shall mean an Employee, Director or Consultant who holds an outstanding Award.

            (ff) "PERFORMANCE CRITERIA" shall have the meaning set forth in
Section 8(c).

                                       4
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            (gg) "PLAN" shall mean this Western Wireless Corporation 2005
Long-Term Equity Incentive Plan, including any amendments thereto.

            (hh) "REORGANIZATION" shall have the meaning set forth in Section 4(c) of the Plan.

            (ii) "REPRICE" shall mean the adjustment or amendment of the exercise price of Options or SARs previously awarded whether through amendment, cancellation, replacement of grants or any other means.

            (jj) "RESTRICTED STOCK" shall mean a grant of Shares pursuant to
Section 8 of the Plan.

            (kk) "RESTRICTED STOCK UNITS" shall mean a grant of the right to receive Shares in the future or their cash equivalent (or both) pursuant to
Section 8 of the Plan.

            (ll) "SAR" shall mean a stock appreciation right awarded pursuant to
Section 9 of the Plan.

            (mm) "SEC" shall mean the Securities and Exchange Commission.

            (nn) "SHARE" shall mean one share of Common Stock, as adjusted in accordance with Section 4 of the Plan.

            (oo) "STAND-ALONE SARS" shall have the meaning set forth in Section 9(c) of the Plan.

            (pp) "SUBCOMMITTEE" shall have the meaning set forth in Section 5(d) of the Plan.

            (qq) "SUBSIDIARY" shall mean (1) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of a Nonqualified Stock Option, Restricted Stock, a Restricted Stock Unit or a SAR, in addition to a subsidiary corporation as defined in (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company's ownership of voting securities, by contract or otherwise.

            (rr) "TANDEM SARS" shall have the meaning set forth in Section 9(a) of the Plan.

      3. SHARES SUBJECT TO THE PLAN.

            (a) RESERVATION OF SHARES. The number of shares of Common Stock that may be issued under the Plan shall be 8,000,000 plus any shares of Common Stock subject to outstanding awards under the Former Plan on the date of shareholder approval of the Plan that later cease to be subject to such awards for any reason other than such awards having been exercised, which shares of Common Stock shall, as of the date such shares cease to be subject to such awards, cease to be available for grant and issuance under the Former Plan, but shall be available for issuance under the Plan. The options granted under the Former Plan shall continue to be administered under the Former Plan until such time as those options have been exercised, expire or become unexercisable for any reason. Notwithstanding anything to the contrary herein, subject to the provisions of
Section 4(a), the maximum aggregate number of Shares which may be granted through Incentive Stock Options under the Plan shall not exceed 3,000,000. The aggregate number of Shares available for issuance under the Plan will be reduced by one Share for each Share delivered in settlement of an Option or award of Restricted Stock, Restricted Stock Unit, or SAR. The number of Shares underlying an Award not issued as a result of any of the following actions shall again be available for issuance under the Plan: (i) a payout of a Non-Tandem SAR, or a performance-based Restricted Stock award in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award; or (iii) payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding Shares which otherwise would be acquired on exercise or issued upon such payout. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Shares may be authorized but unissued, or reacquired shares of Common Stock.

            (b) SUBSTITUTIONS AND ASSUMPTIONS. The Board or the Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by
Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3(a) may be increased by a corresponding number of Awards assumed and, in the case of substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

            (c) SECURITIES LAW COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Act, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      4. ADJUSTMENTS TO SHARES SUBJECT TO THE PLAN.

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            (a) CHANGES IN CAPITALIZATION. If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per Share covered by outstanding Awards under the Plan, and (iii) the Maximum Annual Participant Award. The Committee may also make adjustments described in
(i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under this Section 4, the Committee may take into account such factors as it deems appropriate, including the restrictions of applicable law and the potential tax consequences of an adjustment, and in light of such factors may make adjustments that are not uniform or proportionate among outstanding Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Committee shall be final, binding and conclusive. In lieu of the payment of a dividend, the Committee in its discretion may provide holders of Restricted Stock or Restricted Stock Units a dividend equivalent right, in the form of additional Shares or units, with respect to the unvested Shares or unvested units the Participant shall be entitled to receive or purchase. For purposes of this Section 4, conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

            (b) ISSUANCE OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

            (c) CORPORATE STRUCTURE. In the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or other change to the capital or business structure of the Company (including, without limitation, by means of an exchange offer or other transaction) (collectively, a "Reorganization") the effect of which is to organize a parent company of the Company which will own not less than 50% of the capital stock of the Company (such parent company is hereinafter referred to as "Company Holdings") in which the shareholders of the Company prior to the Reorganization hold the same proportional share interests in Company Holdings after the Reorganization as they held in the Company prior to the Reorganization, the Committee shall have the authority to effect, without the consent of the Participants, (i) the cancellation of all outstanding Awards granted under the Plan and substitute therefor awards with respect to shares of Company Holdings ("New Awards"), or
(ii) the assumption by Company Holdings of Awards granted under the Plan; provided, however, that (x) immediately after the Reorganization the excess of the aggregate fair market value of all shares subject to New Awards over the aggregate exercise prices of all shares subject to New Awards shall equal but not be more than the excess of the aggregate fair market value immediately preceding the Reorganization of all Shares subject to Awards granted under the Plan over the aggregate exercise prices of all Shares subject to Awards granted under the Plan, and (y) New

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Awards, or the assumption or substitution of Awards granted under the Plan, do not give a Participant additional benefits which such Participant did not have under Awards granted under the Plan. Such a Reorganization shall not be treated as a Change of Control for purposes of the Plan and related Award Agreements. The grant of Awards under this Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets or effect any other Reorganization.

      5. PLAN ADMINISTRATION.

         (A) AUTHORITY. The Plan shall be administered by the Committee. The Committee shall have full and exclusive power to administer the Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. The Board, in its sole discretion, may exercise any authority of the Committee under the Plan in lieu of the Committee's exercise thereof and in such instances references in the Plan to the Committee shall refer to the Board.

         (B) POWERS OF THE COMMITTEE. Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

             (i) to grant Incentive Stock Options to Employees and to grant Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, and SARs to Employees, Consultants and Directors and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares and the exercise price, and to modify or amend each Award, with the consent of the Participant when required;

             (ii) to determine the Employees, Consultants and Directors to whom Awards, if any, will be granted hereunder, the timing of such Awards, and the number of Shares to be represented by each Award;

             (iii) to construe and interpret the Plan, the Awards granted hereunder, and any Award Agreement;

             (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of the Plan or any Award Agreement;

             (v) to establish performance criteria for Awards made pursuant to the Plan in accordance with a methodology established by the Committee, and to determine whether performance goals have been attained;

                (vi) to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

                (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee;

                (viii) to establish subplans, procedures or guidelines for the grant of Awards to Employees, Directors and Consultants, including such persons working for the Company outside of the United States;

                (ix) to authorize the cancellation, forfeiture or suspension of an Award; and

                (x) to make all other determinations deemed necessary or advisable for the administration of the Plan;

            Provided that, no consent of a Participant is necessary under clauses (i) or (vi) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 4.

            (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations, and interpretations of the Committee shall be final, conclusive and binding on all Participants, the Company, any shareholder and all other persons.

            (d) DELEGATION AND ADMINISTRATION. Consistent with the Committee's charter, as such charter may be amended from time to time, the Committee may delegate to one or more subcommittees consisting of members of the Committee or other Directors who are Independent Directors (any such committee a "Subcommittee") the administration of the Plan, and such administrator(s) may have the authority to directly, or under their supervision, execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee.

      6. GENERAL ELIGIBILITY.

            (a) AWARDS. Awards may be granted to Employees, Directors or Consultants, provided however that Incentive Stock Options may only be granted to Employees. Granting of all Awards is at the discretion of the Committee.

            (b) MAXIMUM ANNUAL PARTICIPANT AWARD. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed 2,000,000 shares of Common Stock (adjusted, proportionately, in the event of any stock split or stock dividend with respect to the Shares). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering one Share for purposes of the Maximum Annual Participant Award.

            (c) NO EMPLOYMENT/SERVICE RIGHTS. Nothing in the Plan shall confer upon any Employee, Consultant or Director the right to an Award or to continue in service as an Employee, Consultant or Director for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person), or of any Employee, Consultant or Director, which rights are hereby expressly reserved by each, to terminate such person's services at any time for any reason, with or without cause.

      7. GRANT, TERMS AND CONDITIONS OF OPTIONS.

            (a) DESIGNATION. Each Option shall be designated in an Award Agreement as either Incentive Stock Options or Nonqualified Stock Options. However, notwithstanding the preceding sentence, if an Option is not designated as an Incentive Stock Option, such Option will be deemed to be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Options shall be taken into account in the order in which they were granted.

            (b) OPTION PRICE. The per Share exercise price under an Incentive Stock Option (i) granted to an Employee who, at the time of grant of such Incentive Stock Option, owns Shares representing more than ten percent (10%) of the voting power of all classes of Shares of the Company or any Parent or Subsidiary, shall be no less than 110% of the Fair Market Value per Share on the date of grant, or (ii) granted to any other Participant, shall be no less than 100% of the Fair Market Value per Share on the date of grant. Subject to the discretion of the Committee, the per Share exercise price under a Nonqualified Stock Option or SAR shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant.

            (c) TERM OF OPTIONS. The term of each Incentive Stock Option shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns Shares representing

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

more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant. The term of all Nonqualified Options shall be at the discretion of the Committee.

            (d) VESTING. Unless the Committee determines otherwise, to the extent Options vest and become exercisable in increments, such Options shall cease vesting as of the date of the Participant's death, Disability or termination of such Participant's Continuous Status as a Participant for any other reasons.

            (e) SUBSTITUTION OF SARS FOR OPTIONS. Notwithstanding the foregoing, if the Company is required to or elects to expense the cost of Options pursuant to FAS 123 (or a successor or other standard), the Committee shall have the sole discretion to substitute without receiving Participants' permission, SARs paid only in stock for outstanding Options; provided, the terms of the substituted stock SARs are the same as the terms of the Options, the number of shares underlying the number of stock SARs equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying Shares and the grant price of the SARs is equivalent to the difference between the Fair Market Value of the underlying Shares and the exercise price of the Options.

            (f) EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, and as shall be permissible under the terms of the Plan. No fractional Shares may be issued or delivered pursuant to the Plan or any Award.

      8. GRANT, TERMS AND CONDITIONS OF STOCK AWARDS.

            (a) DESIGNATION. Restricted Stock or Restricted Stock Units may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. Restricted Stock or Restricted Stock Units may include a dividend equivalent right, as permitted by Section 4. After the Committee determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. Restricted Stock Units may be paid for as permitted by Section 10(b). The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Committee.

            (b) RESTRICTIONS. Subject to Section 8(c), the Committee may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, or others. If the Committee has established performance

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

goals, the Committee in its sole discretion shall determine whether a Participant has satisfied the performance goals.

            (c) PERFORMANCE CRITERIA. Restricted Stock and Restricted Stock Units granted pursuant to the Plan that are intended to qualify as "performance based compensation" under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Committee and specified at the time such Restricted Stock and Restricted Stock Units are granted. For purposes of this Plan, "Performance Criteria" means one or more of the following (as selected by the Committee): (i) cash flow; (ii) earnings per share; (iii) earnings before interest, taxes, and amortization;
(iv) Adjusted EBITDA; (v) return on equity; (vi) total shareholder return; (vii) share price performance; (viii) return on capital; (ix) return on assets or net assets; (x) revenue; (xi) earnings growth; (xii) operating income; (xiii) operating profit; (xiv) profit margin; (xv) return on operating revenue; (xvi) return on invested capital; (xvii) market price; (xviii) brand recognition;
(xix) customer satisfaction; (xx) operating efficiency; (xxi) productivity;
(xxii) subscriber growth; or (xxiii) subscriber retention. Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

            (d) VESTING. Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested Shares underlying Restricted Stock or Restricted Stock Units upon cessation of a Participant's Continuous Status as a Participant. To the extent that the Participant purchased the Shares granted under such Restricted Stock or Restricted Stock Units and any such Shares remain non-vested at the time of cessation of a Participant's Continuous Status as a Participant, the cessation of a Participant's Continuous Status as a Participant shall cause an immediate sale of such non-vested Shares to the Company at the original price per Share paid by the Participant.

      9. GRANT, TERMS AND CONDITIONS OF SARS.

            (a) GRANTS. The Committee shall have the full power and authority, exercisable in its sole discretion, to grant SARs to selected Employees, Consultants and Directors. The Committee is authorized to grant both tandem stock appreciation rights consisting of SARs with underlying Options ("Tandem SARs") and stand-alone stock appreciation rights consisting of SARs with no underlying Options ("Stand-Alone SARs"). The term of a SAR shall be at the discretion of the Committee. In no event shall the Board or the Committee be permitted to Reprice a SAR after the date of grant without shareholder approval.

            (b) TANDEM SARS.

                (i) Participants may be granted a Tandem SAR, exercisable upon such terms and conditions as the Committee shall establish, to elect between the exercise of the underlying Option for Shares or the surrender of the Option in exchange for a distribution from the Company in an amount equal to the excess of
(A) the Fair Market Value (on the Option surrender date) of the number of Shares in which the Participant is at the time vested under the surrendered Option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such vested Shares.

                  (ii) No such Option surrender shall be effective unless it is approved by the Committee, either at the time of the actual Option surrender or at any earlier time. If the surrender is so approved, then the distributions to which the Participant shall become entitled under this Section 9(b) may be made in Shares valued at Fair Market Value (on the Option surrender date), in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

                  (iii) If the surrender of an Option is not approved by the Committee, then the Participant shall retain whatever rights he or she had under the surrendered Option (or surrendered portion thereof) on the Option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the Option is otherwise exercisable in accordance with the terms of the instrument evidencing such Option, but in no event may such rights be exercised more than ten (10) years after the date of the Option grant.

            (c) STAND-ALONE SARS.

                  (i) A Participant may be granted a Stand-Alone SAR not tied to any underlying Option under Section 7 of the Plan. The Stand-Alone SAR shall cover a specified number of Shares and shall be exercisable upon such terms and conditions as the Committee shall establish. Upon exercise of the Stand-Alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares.

                  (ii) The number of Shares underlying each Stand-Alone SAR and the base price in effect for those Shares shall be determined by the Committee at the time the Stand-Alone SAR is granted. In no event, however, may the base price per Share be less than the Fair Market Value per underlying Share on the grant date.

                  (iii) The distribution with respect to an exercised Stand-Alone SAR may be made in Shares valued at Fair Market Value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

      10. PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.

            (a) PROCEDURE. An Award shall be exercised when written notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under the terms of this Plan. The Company shall issue (or cause to be issued) such Share promptly upon exercise of the Award. In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 7(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Share is issued, except as provided in Section 4 of the Plan.

            (b) METHOD OF PAYMENT. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award, including a method of payment, shall be determined by the Committee in its sole discretion at the time of grant of the Award or settlement, and which forms may include at the Committee's discretion: (i) check; (ii) wire transfer; (iii) tender of shares of Common Stock owned by the Participant in accordance with rules established by the Committee from time to time; and (iv) a request that the Company or a designated brokerage firm conduct a cashless exercise of the Option. Shares used to pay the Option Price shall be valued at their Fair Market Value on the exercise date. Payment of the aggregate Option Price by means of tendering previously-owned shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Company, cause the Company to record a loss or expense as a result thereof.

            (c) WITHHOLDING OBLIGATIONS. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Incentive Stock Option, Nonqualified Stock Option, SAR, Restricted Stock or Restricted Stock Units, or any sale of Shares. The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied. These obligations may, at the sole discretion of the Committee, be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant in accordance with rules established by the Committee from time to time.

            (d) SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

            (e) NON-TRANSFERABILITY OF AWARDS. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, and may not be

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

transferred other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

      11. EXPIRATION OF AWARDS.

            (a) EXPIRATION, TERMINATION OR FORFEITURE OF AWARDS. Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

                (i) Six (6) months and one (1) day (except in the case of an Incentive Stock Option in which case such period shall be shortened to three (3) months) after the date of termination of a Participant's Continuous Status as a Participant other than in circumstances covered by (ii) or (iii) below;

                (ii) twelve (12) months after the date on which a Participant ceased performing services as a result of his or her total and permanent Disability; and

                (iii) twenty-four (24) months from the date of the death of a Participant whose Continuous Status as a Participant terminated as a result of his or her death.

            (b) EXTENSION OF TERM. Notwithstanding subsection (a) above, the Committee shall have the authority to extend the expiration date of any outstanding Options or SARs other than an Incentive Stock Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option or SAR beyond the date on which the Award would have expired or been forfeited if there had been no termination of the Employee's Continuous Status as a Participant).

      12. TERM, AMENDMENT AND TERMINATION OF THE PLAN.

            (a) TERM OF PLAN. The Plan shall become effective as of the date the Plan is first adopted by the Board and shall continue in effect until the tenth anniversary of such date or until sooner terminated under this Section 12 or
Section 13 of the Plan or extended by an amendment approved by the shareholders of the Company pursuant to Section 12(b).

            (b) AMENDMENT AND TERMINATION. The Board or the Committee may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided that to the extent required by the Code or the rules of Nasdaq or the SEC, shareholder approval shall be required for any amendment of the Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend the Plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the Plan or any Award Agreement.

            (c) PARTICIPANTS IN FOREIGN COUNTRIES. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

            (d) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

      13. SHAREHOLDER APPROVAL. The Plan is subject to approval by the shareholders of the Company in accordance with applicable Nasdaq rules. Notwithstanding anything in the Plan to the contrary, (i) no Awards other than Options may be granted under the Plan prior to such shareholder approval, (ii) no Options granted under the Plan may be exercised prior to such shareholder approval and (iii) in the event shareholder approval is not obtained within twelve (12) months of the date the Plan is first adopted by the Board, then any Options granted under the Plan shall be forfeited by the holders thereof and the Plan shall be terminated.

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